                                                        Oppenheimer Growth Fund
                                                 Supplement dated July 1, 2002 to the
                                                  Prospectus dated December 28, 2001

The Prospectus is changed as follows:

1.      The supplement dated January 11, 2002 is deleted and replaced by this supplement.

2.       The  following  two sentences are added to the footnote  under the table,  "Annual Fund  Operating  Expenses" on page 6 of the prospectus:  The Fund's transfer agent has voluntarily agreed to limit transfer and shareholder  servicing agent fees to 0.25% per annum of Class Y shares,  effective January 1, 2001, and for all other classes,  0.35% per annum,  effective October 1, 2001. That undertaking may be amended or withdrawn at any time.

3.       The commission  payments to  broker-dealers  on purchases of Class A shares  subject to a contingent  deferred sales charge by grandfathered  retirement  accounts has changed.  Therefore,  the fourth  sentence of the first  paragraph  under "How Can You Buy
     Class A Shares? - Class A Contingent Deferred Sales Charge" on page 16 is deleted and replaced with the following  sentence:  "For grandfathered  retirement  accounts,  the  concession  is 0.75% of the first $2.5 million of purchases  plus 0.25% of purchases in excess of $2.5 million."

4.       The section  captioned  "Distribution  and Service  (12b-1)  Plans - Service Plan for Class A Shares" on page 18 is revised by adding the following after the third sentence in that  paragraph:  "With respect to Class A shares subject to a Class A contingent deferred sales charge purchased by  grandfathered  retirement  accounts,  the Distributor pays the 0.25% service fee to dealers in advance for the first year after the shares are sold by the dealer.  After the shares have been held for a year,  the  Distributor pays the service fee to dealers on a quarterly basis."

July 1, 2002                                                  PS0270.023

                                                        Oppenheimer Growth Fund
                                                 Supplement dated July 1, 2002 to the
                                      Statement of Additional Information dated December 28, 2001 revised June 7, 2002

The Statement of Additional Information is changed as follows:

1.       The  section  captioned  "Distribution  and  Service  Plans - Class A Service  Plan  Fees" on page 32 is revised by adding the following to the end of the first paragraph:  "With respect to purchases of Class A shares subject to a contingent  deferred sales charge by certain retirement plans that purchased such shares prior to March 1, 2001 ("grandfathered  retirement  accounts"),  the
     Distributor  currently  intends to pay the service fee to Recipients in advance for the first year after the shares are purchased.
     After the first year shares are outstanding,  the Distributor makes service fee payments to Recipients  quarterly on those shares.
     The advance  payment is based on the net asset value of shares sold.  Shares  purchased by exchange do not qualify for the advance service fee payment.  If Class A shares  purchased by grandfathered  retirement  accounts are redeemed during the first year after their  purchase,  the Recipient of the service fees on those shares will be obligated to repay the  Distributor a pro rata portion of the advance payment of the service fee made on those shares.

         July 1, 2002                                                           PX0270.005